October 28, 2026	FOR IMMEDIATE RELEASE
Media Contact: Steve Hollister, 727.567.2824
Investor Contact: Kristina Waugh, 727.567.7654
raymondjames.com/news-and-media/press-releases

RAYMOND JAMES FINANCIAL REPORTS FOURTH QUARTER AND FISCAL
2026 RESULTS
•Record annual net revenues of $15.79 billion, record net income available to common shareholders of $2.37 billion, and record earnings per diluted share of $11.91 for fiscal 2026
•Record quarter-end client assets under administration of $1.94 trillion and record quarter-end Private Client Group (PCG) assets in fee-based accounts of $1.16 trillion, up 12% and 15%, respectively, over September 2025
•Returned approximately $1.7 billion of capital to shareholders through the combination of common share repurchases and dividends paid in fiscal 2026
•Record quarterly net revenues of $4.27 billion, up 15% over the prior year’s fiscal fourth quarter and 9% over the preceding quarter
•Record quarterly net income available to common shareholders of $666 million and record diluted earnings per share of $3.40, up 15% over the prior year’s fiscal fourth quarter and 13% over the preceding quarter; record quarterly adjusted net income available to common shareholders of $703 million(1), or a record $3.59 per diluted share(1)
•Domestic PCG net new assets(2) of $22.8 billion for the fiscal fourth quarter, or annualized growth from beginning of the quarter assets of 5.3%; Fiscal year domestic PCG net new assets(2) of $98.3 billion, or growth from beginning of the year assets of 6.4%
•Quarterly combined net interest income and Raymond James Bank Deposit Program (RJBDP) third-party bank fees of $674 million, up 3% over the prior year’s fiscal fourth quarter and 2% over the preceding quarter
•Annualized return on common equity and annualized adjusted return on tangible common equity of 20.6% and 26.6%(1), respectively, for the fiscal fourth quarter; Return on common equity of 18.7% and adjusted return on tangible common equity of 23.0%(1) for fiscal 2026

ST. PETERSBURG, Fla. – Raymond James Financial, Inc. (NYSE: RJF) today reported net revenues of $4.27 billion and net income available to common shareholders of $666 million, or $3.40 per diluted share, for the fiscal fourth quarter ended September 30, 2026. Quarterly adjusted net income available to common shareholders, which excluded $37 million of acquisition-related expenses, net of tax, was $703 million(1), or $3.59 per diluted share(1).

“We delivered our sixth consecutive year of record annual revenues and earnings, a testament to our resilient, diversified businesses anchored by our Private Client Group," said CEO Paul Shoukry. “We ended the fiscal year with record Private Client Group assets in fee-based accounts, up 15% year-over-year, and domestic Private Client Group net new assets of $98 billion, up 88% over fiscal 2025, reflecting solid financial advisor retention and record recruiting results. We generated an adjusted return on tangible common equity of 23%(1) for the year while investing in long-term growth and maintaining very strong capital levels. These results reflect our advisor- and client-focused values coupled with our robust capabilities and resources. As we enter fiscal 2027, while there are several geopolitical and macroeconomic uncertainties, we are well positioned with record client asset levels, a strong investment banking pipeline, and attractive growth opportunities across our businesses."

Please refer to the footnotes at the end of this press release for additional information.

Record quarterly net revenues increased 15% over the prior year’s fiscal fourth quarter, largely driven by robust growth in asset management and related administrative fees, which grew 23% to $2.31 billion. Compared to the preceding quarter, quarterly net revenues grew 9%, primarily driven by higher asset management and related administrative fees, as well as increases in investment banking revenues and affordable housing investments business revenues. Record quarterly pre-tax income increased 15% over the preceding quarter and record net income available to common shareholders increased 12%. For the fiscal fourth quarter, annualized return on common equity and annualized adjusted return on tangible common equity were 20.6% and 26.6%(1), respectively.

For the fiscal year, record net revenues of $15.79 billion increased 12% and record earnings per diluted share of $11.91 and record adjusted earnings per diluted share of $12.41(1) each increased 16% over fiscal 2025. The Private Client Group and the Asset Management segments generated record net revenues, and the Asset Management and Bank segments generated record pre-tax income in fiscal 2026. Return on common equity was 18.7% and adjusted return on tangible common equity was 23.0%(1) for fiscal 2026.

Segment Results
Private Client Group

•Record quarterly net revenues of $3.06 billion, up 15% over the prior year’s fiscal fourth quarter and 8% over the preceding quarter
•Quarterly pre-tax income of $458 million, up 10% over the prior year’s fiscal fourth quarter and 8% over the preceding quarter
•Domestic PCG net new assets(2) of $22.8 billion for the fiscal fourth quarter, or annualized growth from beginning of the quarter assets of 5.3%; Fiscal year domestic PCG net new assets(2) of $98.3 billion, up 88% compared to fiscal 2025, reflecting growth from beginning of the year assets of 6.4%
•Record quarter-end Private Client Group assets in fee-based accounts of $1.16 trillion, up 15% over September 2025 and 1% over June 2026
•Total clients’ domestic cash sweep and Enhanced Savings Program balances of $58.0 billion, up 3% over September 2025 and down 1% compared to June 2026
•Record annual net revenues of $11.48 billion and annual pre-tax income of $1.74 billion, up 13% and 1%, respectively, compared to fiscal 2025

Record quarterly net revenues rose 15% year-over-year, primarily driven by higher asset management and related administrative fees, which grew 21% to $1.92 billion mainly due to market appreciation and net inflows into fee-based accounts. Quarterly pre-tax income increased 10% year-over-year, as growth in asset management fee revenue was partially offset by higher financial advisor commissions tied to strong compensable revenue growth and increased expenses supporting record recruiting results.

Capital Markets

•Quarterly net revenues of $549 million, up 7% over the prior year’s fiscal fourth quarter and 15% over the preceding quarter
•Quarterly investment banking revenues of $361 million, up 17% over the prior year’s fiscal fourth quarter and 27% over the preceding quarter
•Quarterly pre-tax income of $106 million, up 18% over the prior year’s fiscal fourth quarter and 121% over the preceding quarter
•Annual net revenues of $1.87 billion and annual pre-tax income of $214 million, up 6% and 47%, respectively, over fiscal 2025

Quarterly net revenues increased 7% over the prior-year period, driven by higher M&A and advisory revenues which were partially offset by lower fixed income brokerage revenues. Sequentially, quarterly net revenues grew 15%, largely due to higher M&A and advisory revenues, affordable housing investments business revenues and debt underwriting revenues, partially offset by lower fixed income brokerage revenues.

Please refer to the footnotes at the end of this press release for additional information.

Asset Management

•Record quarterly net revenues of $409 million, up 30% over the prior year’s fiscal fourth quarter and 13% over the preceding quarter
•Record quarterly pre-tax income of $170 million, up 29% over the prior year’s fiscal fourth quarter and 19% over the preceding quarter
•Financial assets under management of $342.9 billion, up 25% over September 2025 and down 1% compared to June 2026.
•Record annual net revenues of $1.42 billion and record annual pre-tax income of $593 million, up 20% and 18%, respectively, over fiscal 2025

Record quarterly net revenues increased 30% year-over-year, primarily driven by higher financial assets under management resulting from market appreciation and net inflows into Private Client Group fee-based accounts, and the addition of Clark Capital(3) during our fiscal third quarter of 2026.

Bank

•Quarterly net revenues of $483 million, up 5% over the prior year’s fiscal fourth quarter and down 1% compared to the preceding quarter
•Quarterly pre-tax income of $180 million, up 35% over the prior year’s fiscal fourth quarter and down 13% compared to the preceding quarter
•Quarterly bank loan benefit for credit losses of $8 million
•Record net bank loans of $57.5 billion, up 11% over September 2025 and 2% over June 2026
•Securities-based loans of $26.2 billion, up $6.4 billion, or 32%, over September 2025
•Annual net revenues of $1.94 billion and record annual pre-tax income of $725 million, up 9% and 48%, respectively, over fiscal 2025

Record net bank loans grew 11% over the prior-year quarter, driven by continued growth in securities-based loans and residential mortgage loans, which rose by 32% and 12%, respectively. Net interest margin of 2.60% for the quarter was down 11 basis points compared to both the prior year’s fiscal fourth quarter and the preceding quarter. The credit quality of the loan portfolio remains strong.

Other Matters

During the fiscal year, the firm repurchased $1.25 billion of common stock at an average price of $156 per share, including $50 million of common stock repurchased in the fiscal fourth quarter. As of September 30, 2026, $1.05 billion remained available under the Board of Directors’ approved common stock repurchase authorization. At the end of the quarter, the total capital ratio was 24.2%(4) and the tier 1 leverage ratio was 12.1%(4), both well above regulatory requirements.

A conference call to discuss the results will take place today, Wednesday, October 28, at 5:00 p.m. ET. The live audio webcast, and the presentation which management will review on the call, will be available at www.raymondjames.com/investor-relations/financial-information/quarterly-earnings. An audio replay of the call will be available at the same location for 30 days. To access the conference call by telephone, dial 1.833.461.5787 (toll-free) or 1.585.542.9983 (international/U.S. toll) and reference conference ID 737 557 641.

Please refer to the footnotes at the end of this press release for additional information.

About Raymond James Financial, Inc.

Raymond James Financial, Inc. (NYSE: RJF) is a leading diversified financial services company providing private client group, capital markets, asset management, banking and other services to individuals, corporations and municipalities. Total client assets are $1.94 trillion. Public since 1983, the firm is listed on the New York Stock Exchange under the symbol RJF. Additional information is available at www.raymondjames.com.

Forward-Looking Statements

Certain statements made in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions (including changes in interest rates and inflation), demand for and pricing of our products (including cash sweep and deposit offerings), anticipated timing and benefits of our acquisitions, and our level of success integrating acquired businesses, anticipated results of litigation, regulatory developments, and general economic conditions. In addition, future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward-looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise.
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC. Fiscal Fourth Quarter of 2026	Selected Financial Highlights (Unaudited)

Summary results of operations

	Three months ended			% change from
$ in millions, except per share amounts	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Net revenues	$4,269	$3,727	$3,928	15%	9%
Pre-tax income	$862	$731	$750	18%	15%
Net income available to common shareholders	$666	$603	$595	10%	12%

Earnings per common share: (5)
Basic	$3.46	$3.03	$3.06	14%	13%
Diluted	$3.40	$2.95	$3.01	15%	13%

Non-GAAP measures: (1)
Adjusted pre-tax income	$909	$770	$782	18%	16%
Adjusted net income available to common shareholders	$703	$635	$620	11%	13%
Adjusted earnings per common share – basic (5)	$3.65	$3.19	$3.19	14%	14%
Adjusted earnings per common share – diluted (5)	$3.59	$3.11	$3.14	15%	14%

	Twelve months ended
$ in millions, except per share amounts	September 30, 2026	September 30, 2025	% change
Net revenues	$15,791	$14,065	12%
Pre-tax income	$3,075	$2,714	13%
Net income available to common shareholders	$2,365	$2,130	11%

Earnings per common share: (5)
Basic	$12.13	$10.53	15%
Diluted	$11.91	$10.30	16%

Non-GAAP measures: (1)
Adjusted pre-tax income	$3,201	$2,811	14%
Adjusted net income available to common shareholders	$2,464	$2,205	12%
Adjusted earnings per common share – basic (5)	$12.63	$10.90	16%
Adjusted earnings per common share – diluted (5)	$12.41	$10.66	16%

	Three months ended			Twelve months ended
Other selected financial highlights	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Return on common equity (6)	20.6%	19.6%	18.8%	18.7%	17.7%
Adjusted return on common equity (1) (6)	21.7%	20.6%	19.6%	19.4%	18.3%
Adjusted return on tangible common equity (1) (6)	26.6%	23.9%	23.5%	23.0%	21.3%
Pre-tax margin (7)	20.2%	19.6%	19.1%	19.5%	19.3%
Adjusted pre-tax margin (1) (7)	21.3%	20.7%	19.9%	20.3%	20.0%
Total compensation ratio (8)	65.0%	64.2%	65.7%	65.5%	64.5%
Adjusted total compensation ratio (1) (8)	64.6%	64.0%	65.5%	65.3%	64.3%
Effective tax rate	22.7%	17.4%	20.7%	23.0%	21.3%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2026

Consolidated Statements of Income (Unaudited)

	Three months ended			% change from
in millions, except per share amounts	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Revenues:
Asset management and related administrative fees	$2,307	$1,877	$2,075	23%	11%
Brokerage revenues:
Securities commissions	507	473	503	7%	1%
Principal transactions	107	133	126	(20)%	(15)%
Total brokerage revenues	614	606	629	1%	(2)%
Account and service fees	333	297	316	12%	5%
Investment banking	370	316	291	17%	27%
Interest income	1,034	1,014	994	2%	4%
Other	81	80	57	1%	42%
Total revenues	4,739	4,190	4,362	13%	9%
Interest expense	(470)	(463)	(434)	2%	8%
Net revenues	4,269	3,727	3,928	15%	9%
Non-interest expenses:
Compensation, commissions and benefits	2,774	2,394	2,579	16%	8%
Non-compensation expenses:
Communications and information processing	208	199	203	5%	2%
Occupancy and equipment	87	84	85	4%	2%
Business development	95	82	95	16%	—%
Investment sub-advisory fees	70	60	63	17%	11%
Professional fees	56	53	63	6%	(11)%
Bank loan provision/(benefit) for credit losses	(8)	6	(26)	NM	69%
Other	125	118	116	6%	8%
Total non-compensation expenses	633	602	599	5%	6%
Total non-interest expenses	3,407	2,996	3,178	14%	7%
Pre-tax income	862	731	750	18%	15%
Provision for income taxes	196	127	155	54%	26%
Net income	666	604	595	10%	12%
Preferred stock dividends	—	1	—	(100)%	—%
Net income available to common shareholders	$666	$603	$595	10%	12%

Earnings per common share – basic (5)	$3.46	$3.03	$3.06	14%	13%
Earnings per common share – diluted (5)	$3.40	$2.95	$3.01	15%	13%
Weighted-average common shares outstanding – basic	192.1	199.0	194.0	(3)%	(1)%
Weighted-average common and common equivalent shares outstanding – diluted	195.6	203.8	197.2	(4)%	(1)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2026

Consolidated Statements of Income (Unaudited)

	Twelve months ended
in millions, except per share amounts	September 30, 2026	September 30, 2025	% change
Revenues:
Asset management and related administrative fees	$8,397	$7,078	19%
Brokerage revenues:
Securities commissions	2,003	1,775	13%
Principal transactions	495	529	(6)%
Total brokerage revenues	2,498	2,304	8%
Account and service fees	1,268	1,262	—%
Investment banking	1,148	1,069	7%
Interest income	3,995	3,994	—%
Other	233	205	14%
Total revenues	17,539	15,912	10%
Interest expense	(1,748)	(1,847)	(5)%
Net revenues	15,791	14,065	12%
Non-interest expenses:
Compensation, commissions and benefits	10,344	9,072	14%
Non-compensation expenses:
Communications and information processing	811	752	8%
Occupancy and equipment	332	308	8%
Business development	346	291	19%
Investment sub-advisory fees	259	223	16%
Professional fees	192	163	18%
Bank loan provision/(benefit) for credit losses	(32)	37	NM
Other (9)	464	505	(8)%
Total non-compensation expenses	2,372	2,279	4%
Total non-interest expenses	12,716	11,351	12%
Pre-tax income	3,075	2,714	13%
Provision for income taxes	707	579	22%
Net income	2,368	2,135	11%
Preferred stock dividends	3	5	(40)%
Net income available to common shareholders	$2,365	$2,130	11%

Earnings per common share – basic (5)	$12.13	$10.53	15%
Earnings per common share – diluted (5)	$11.91	$10.30	16%
Weighted-average common shares outstanding – basic	194.8	202.0	(4)%
Weighted-average common and common equivalent shares outstanding – diluted	198.3	206.6	(4)%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Selected Key Metrics
Fiscal Fourth Quarter of 2026	(Unaudited)

	As of				% change from
$ in billions, except per share amounts	September 30, 2026		September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Total assets	$94.4		$88.2	$94.2	7%	—%
Total common equity attributable to Raymond James Financial, Inc.	$13.1		$12.4	$12.7	6%	3%
Book value per share (10)	$68.38		$62.72	$66.11	9%	3%
Tangible book value per share (1) (10)	$55.96		$54.12	$53.74	3%	4%

Capital ratios:
Tier 1 leverage	12.1%	(4)	13.1%	11.7%
Tier 1 capital	23.2%	(4)	23.0%	21.5%
Common equity tier 1	23.2%	(4)	22.9%	21.5%
Total capital	24.2%	(4)	24.1%	22.5%

	As of			% change from
Client asset metrics ($ in billions)	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Client assets under administration	$1,935.3	$1,730.6	$1,922.4	12%	1%
Private Client Group assets under administration	$1,870.9	$1,666.5	$1,856.5	12%	1%
Private Client Group assets in fee-based accounts	$1,163.0	$1,008.1	$1,153.8	15%	1%
Financial assets under management (3)	$342.9	$274.9	$345.0	25%	(1)%

	Three months ended			Twelve months ended
Net new assets metrics ($ in millions)	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Domestic Private Client Group net new assets (2)	$22,841	$17,930	$21,692	$98,315	$52,431
Domestic Private Client Group net new assets growth — annualized (2)	5.3%	5.0%	5.5%	6.4%	3.8%

	As of			% change from
Clients’ domestic cash sweep and Enhanced Savings Program balances ($ in millions)	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Raymond James Bank Deposit Program (“RJBDP”): (11)
Bank segment	$24,711	$26,555	$26,004	(7)%	(5)%
Third-party banks	16,437	14,761	16,243	11%	1%
Subtotal RJBDP	41,148	41,316	42,247	—%	(3)%
Client Interest Program	1,771	1,572	1,677	13%	6%
Total clients’ domestic cash sweep balances	42,919	42,888	43,924	—%	(2)%
Enhanced Savings Program (“ESP”) (12)	15,039	13,465	14,911	12%	1%
Total clients’ domestic cash sweep and ESP balances	$57,958	$56,353	$58,835	3%	(1)%

Net interest income and RJBDP fees ($ in millions)	Three months ended			% change from		Twelve months ended
	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025	% change
Net interest income and RJBDP fees (third-party banks)	$674	$653	$658	3%	2%	$2,649	$2,633	1%
Average yield on RJBDP - third-party banks (13)	2.81%	2.91%	2.75%			2.76%	3.01%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Fourth Quarter of 2026	(Unaudited)

The following tables present our consolidated average interest-earning asset and interest-bearing liability balances, interest income and expense and the related rates.

	Three months ended
	September 30, 2026			September 30, 2025			June 30, 2026
$ in millions	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate	Average balance	Interest	Annualized average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$6,143	$56	3.59%	$5,564	$60	4.30%	$5,570	$50	3.56%
Available-for-sale securities	7,174	47	2.62%	7,611	43	2.28%	6,966	43	2.44%
Loans held for sale and investment: (14)
Loans held for investment:
Securities-based loans (“SBL”) (15)	25,354	346	5.34%	18,961	289	5.96%	23,904	319	5.28%
Residential mortgage loans	11,413	122	4.29%	10,154	103	4.05%	11,051	116	4.18%
Commercial and industrial (“C&I”) loans	9,751	145	5.85%	10,614	174	6.40%	10,156	150	5.83%
Commercial real estate (“CRE”) loans	7,505	112	5.83%	7,709	127	6.44%	7,825	115	5.85%
Real estate investment trust (“REIT”) loans	1,541	24	5.97%	1,662	31	7.06%	1,645	24	5.92%
Tax-exempt loans (16)	1,131	8	3.49%	1,257	9	3.47%	1,114	8	3.38%
Loans held for sale	113	1	5.67%	232	4	7.00%	214	4	6.69%
Total loans held for sale and investment	56,808	758	5.26%	50,589	737	5.72%	55,909	736	5.23%
All other interest-earning assets	233	3	4.58%	239	3	5.06%	229	2	4.36%
Interest-earning assets — Bank segment	$70,358	$864	4.84%	$64,003	$843	5.19%	$68,674	$831	4.81%
All other segments
Cash and cash equivalents	$4,631	$42	3.56%	$4,444	$48	4.23%	$4,287	$38	3.54%
Assets segregated for regulatory purposes and restricted cash	3,244	27	3.35%	3,634	35	3.91%	3,764	32	3.41%
Trading assets — debt securities	1,386	19	5.48%	1,409	18	5.23%	1,423	20	5.51%
Brokerage client receivables	3,014	47	6.15%	2,448	43	6.94%	2,907	44	6.13%
All other interest-earning assets	3,514	35	3.78%	2,755	27	3.83%	3,198	29	3.76%
Interest-earning assets — all other segments	$15,789	$170	4.23%	$14,690	$171	4.62%	$15,579	$163	4.22%
Total interest-earning assets	$86,147	$1,034	4.73%	$78,693	$1,014	5.08%	$84,253	$994	4.70%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (11)	$34,016	$122	1.42%	$33,517	$143	1.69%	$35,552	$120	1.36%
Interest-bearing demand deposits (12)	26,151	235	3.57%	22,262	227	4.03%	23,768	207	3.47%
Certificates of deposit	3,421	34	3.93%	1,855	20	4.27%	2,715	27	3.90%
Total bank deposits (17)	63,588	391	2.44%	57,634	390	2.68%	62,035	354	2.28%
Federal Home Loan Bank (“FHLB”) advances and all other interest-bearing liabilities	826	6	3.03%	818	11	2.02%	784	5	2.94%
Interest-bearing liabilities — Bank segment	$64,414	$397	2.45%	$58,452	$401	2.71%	$62,819	$359	2.29%
All other segments
Trading liabilities — debt securities	$774	$11	5.42%	$883	$12	5.39%	$734	$11	5.73%
Brokerage client payables	5,274	13	0.94%	4,882	14	1.20%	5,524	13	0.97%
Senior notes payable	3,522	43	4.91%	2,362	27	4.65%	3,522	43	4.91%
All other interest-bearing liabilities (17)	1,210	6	1.89%	1,277	9	2.79%	1,169	8	3.05%
Interest-bearing liabilities — all other segments	$10,780	$73	2.67%	$9,404	$62	2.68%	$10,949	$75	2.78%
Total interest-bearing liabilities	$75,194	$470	2.48%	$67,856	$463	2.71%	$73,768	$434	2.36%
Firmwide net interest income		$564			$551			$560
Net interest margin (net yield on interest-earning assets)
Bank segment			2.60%			2.71%			2.71%
Firmwide			2.60%			2.78%			2.67%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Consolidated Net Interest
Fiscal Fourth Quarter of 2026	(Unaudited)

	Twelve months ended
	September 30, 2026			September 30, 2025
$ in millions	Average balance	Interest	Average rate	Average balance	Interest	Average rate
	INTEREST-EARNING ASSETS
Bank segment
Cash and cash equivalents	$5,604	$205	3.63%	$5,860	$257	4.37%
Available-for-sale securities	7,094	171	2.41%	8,174	185	2.27%
Loans held for sale and investment: (14)
Loans held for investment:
SBL (15)	23,023	1,256	5.38%	17,666	1,095	6.11%
Residential mortgage loans	10,905	455	4.17%	9,839	388	3.94%
C&I loans	10,298	620	5.94%	10,383	692	6.57%
CRE loans	7,713	463	5.92%	7,678	512	6.57%
REIT loans	1,657	103	6.13%	1,685	122	7.12%
Tax-exempt loans (16)	1,131	31	3.41%	1,276	35	3.40%
Loans held for sale	213	13	6.32%	232	16	6.97%
Total loans held for sale and investment	54,940	2,941	5.31%	48,759	2,860	5.81%
All other interest-earning assets	237	11	4.61%	237	13	5.30%
Interest-earning assets — Bank segment	$67,875	$3,328	4.87%	$63,030	$3,315	5.22%
All other segments
Cash and cash equivalents	$4,661	$168	3.60%	$4,164	$182	4.36%
Assets segregated for regulatory purposes and restricted cash	3,668	125	3.42%	3,585	149	4.16%
Trading assets — debt securities	1,436	80	5.55%	1,388	75	5.43%
Brokerage client receivables	2,807	175	6.24%	2,413	171	7.09%
All other interest-earning assets	3,174	119	3.68%	2,591	102	3.87%
Interest-earning assets — all other segments	$15,746	$667	4.22%	$14,141	$679	4.79%
Total interest-earning assets	$83,621	$3,995	4.75%	$77,171	$3,994	5.14%

	INTEREST-BEARING LIABILITIES
Bank Segment
Bank deposits:
Money market and savings accounts (11)	$35,221	$492	1.40%	$33,196	$601	1.81%
Interest-bearing demand deposits (12)	23,482	829	3.53%	21,328	877	4.11%
Certificates of deposit	2,582	103	3.97%	2,034	91	4.47%
Total bank deposits (17)	61,285	1,424	2.32%	56,558	1,569	2.77%
FHLB advances and all other interest-bearing liabilities	779	23	2.95%	955	31	2.74%
Interest-bearing liabilities — Bank segment	$62,064	$1,447	2.33%	$57,513	$1,600	2.78%
All other segments
Trading liabilities — debt securities	$804	$46	5.65%	$846	$44	5.23%
Brokerage client payables	5,284	50	0.95%	4,808	66	1.38%
Senior notes payable	3,521	172	4.91%	2,121	96	4.54%
All other interest-bearing liabilities (17)	1,188	33	2.75%	1,202	41	3.41%
Interest-bearing liabilities — all other segments	$10,797	$301	2.79%	$8,977	$247	2.76%
Total interest-bearing liabilities	$72,861	$1,748	2.40%	$66,490	$1,847	2.78%
Firmwide net interest income		$2,247			$2,147
Net interest margin (net yield on interest-earning assets)
Bank segment			2.73%			2.68%
Firmwide			2.69%			2.78%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2026	(Unaudited)

	Three months ended			% change from
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Net revenues:
Private Client Group	$3,056	$2,660	$2,841	15%	8%
Capital Markets	549	513	477	7%	15%
Asset Management	409	314	362	30%	13%
Bank	483	459	488	5%	(1)%
Other (18)	(4)	12	(7)	NM	43%
Intersegment eliminations	(224)	(231)	(233)	(3)%	(4)%
Total net revenues	$4,269	$3,727	$3,928	15%	9%

Pre-tax income/(loss):
Private Client Group	$458	$416	$423	10%	8%
Capital Markets	106	90	48	18%	121%
Asset Management	170	132	143	29%	19%
Bank	180	133	206	35%	(13)%
Other (18)	(52)	(40)	(70)	(30)%	26%
Pre-tax income	$862	$731	$750	18%	15%

	Twelve months ended
$ in millions	September 30, 2026	September 30, 2025	% change
Net revenues:
Private Client Group	$11,475	$10,182	13%
Capital Markets	1,870	1,770	6%
Asset Management	1,424	1,188	20%
Bank	1,944	1,776	9%
Other (18)	(13)	46	NM
Intersegment eliminations	(909)	(897)	1%
Total net revenues	$15,791	$14,065	12%

Pre-tax income/(loss):
Private Client Group	$1,736	$1,720	1%
Capital Markets (9)	214	146	47%
Asset Management	593	503	18%
Bank	725	491	48%
Other (18)	(193)	(146)	(32)%
Pre-tax income	$3,075	$2,714	13%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2026	(Unaudited)

Private Client Group

	Three months ended			% change from
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Revenues:
Asset management and related administrative fees	$1,919	$1,585	$1,734	21%	11%
Brokerage revenues:
Mutual and other fund products	171	155	170	10%	1%
Insurance and annuity products	157	147	142	7%	11%
Equities, exchange-traded funds (“ETFs”) and fixed income products	170	163	173	4%	(2)%
Total brokerage revenues	498	465	485	7%	3%
Account and service fees:
Mutual fund and other investment products	155	136	149	14%	4%
RJBDP fees: (11)
Bank segment	178	191	185	(7)%	(4)%
Third-party banks	110	102	98	8%	12%
Client account and other fees	78	67	78	16%	—%
Total account and service fees	521	496	510	5%	2%
Investment banking	9	9	9	—%	—%
Interest income	118	118	115	—%	3%
All other	9	13	8	(31)%	13%
Total revenues	3,074	2,686	2,861	14%	7%
Interest expense	(18)	(26)	(20)	(31)%	(10)%
Net revenues	3,056	2,660	2,841	15%	8%
Non-interest expenses:
Financial advisor compensation:
Commissions, benefits and other compensation	1,719	1,434	1,566	20%	10%
Recruiting and retention-related compensation (19)	125	98	117	28%	7%
Total financial advisor compensation	1,844	1,532	1,683	20%	10%
Administrative compensation and benefits	461	419	441	10%	5%
Total compensation, commissions and benefits	2,305	1,951	2,124	18%	9%
Non-compensation expenses	293	293	294	—%	—%
Total non-interest expenses	2,598	2,244	2,418	16%	7%
Pre-tax income	$458	$416	$423	10%	8%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2026	(Unaudited)

Private Client Group

	Twelve months ended
$ in millions	September 30, 2026	September 30, 2025	% change
Revenues:
Asset management and related administrative fees	$7,057	$5,980	18%
Brokerage revenues:
Mutual and other fund products	681	605	13%
Insurance and annuity products	563	511	10%
Equities, ETFs and fixed income products	697	621	12%
Total brokerage revenues	1,941	1,737	12%
Account and service fees:
Mutual fund and other investment products	598	518	15%
RJBDP fees: (11)
Bank segment	738	754	(2)%
Third-party banks	402	486	(17)%
Client account and other fees	301	275	9%
Total account and service fees	2,039	2,033	—%
Investment banking	33	35	(6)%
Interest income	454	468	(3)%
All other	29	29	—%
Total revenues	11,553	10,282	12%
Interest expense	(78)	(100)	(22)%
Net revenues	11,475	10,182	13%
Non-interest expenses:
Financial advisor compensation:
Commissions, benefits and other compensation	6,351	5,398	18%
Recruiting and retention-related compensation (19)	460	372	24%
Total financial advisor compensation	6,811	5,770	18%
Administrative compensation and benefits	1,777	1,614	10%
Total compensation, commissions and benefits	8,588	7,384	16%
Non-compensation expenses	1,151	1,078	7%
Total non-interest expenses	9,739	8,462	15%
Pre-tax income	$1,736	$1,720	1%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2026	(Unaudited)

Capital Markets

	Three months ended			% change from
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Revenues:
Brokerage revenues:
Fixed income	$71	$99	$99	(28)%	(28)%
Equity	47	41	50	15%	(6)%
Total brokerage revenues	118	140	149	(16)%	(21)%
Investment banking:
Merger & acquisition and advisory	218	163	150	34%	45%
Equity underwriting	41	46	50	(11)%	(18)%
Debt underwriting	102	100	85	2%	20%
Total investment banking	361	309	285	17%	27%
Interest income	27	27	25	—%	8%
Affordable housing investments business revenues	63	58	35	9%	80%
All other	5	4	6	25%	(17)%
Total revenues	574	538	500	7%	15%
Interest expense	(25)	(25)	(23)	—%	9%
Net revenues	549	513	477	7%	15%
Non-interest expenses:
Compensation, commissions and benefits	310	303	300	2%	3%
Non-compensation expenses	133	120	129	11%	3%
Total non-interest expenses	443	423	429	5%	3%
Pre-tax income	$106	$90	$48	18%	121%

	Twelve months ended
$ in millions	September 30, 2026	September 30, 2025	% change
Revenues:
Brokerage revenues:
Fixed income	$365	$397	(8)%
Equity	199	168	18%
Total brokerage revenues	564	565	—%
Investment banking:
Merger & acquisition and advisory	626	623	—%
Equity underwriting	178	150	19%
Debt underwriting	314	263	19%
Total investment banking	1,118	1,036	8%
Interest income	107	111	(4)%
Affordable housing investments business revenues	157	140	12%
All other	21	17	24%
Total revenues	1,967	1,869	5%
Interest expense	(97)	(99)	(2)%
Net revenues	1,870	1,770	6%
Non-interest expenses:
Compensation, commissions and benefits	1,164	1,128	3%
Non-compensation expenses (9)	492	496	(1)%
Total non-interest expenses	1,656	1,624	2%
Pre-tax income	$214	$146	47%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2026	(Unaudited)

Asset Management

	Three months ended			% change from
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Revenues:
Asset management and related administrative fees:
Managed programs	$257	$204	$230	26%	12%
Administration and other	141	99	122	42%	16%
Total asset management and related administrative fees	398	303	352	31%	13%
Account and service fees	7	6	6	17%	17%
All other	4	5	4	(20)%	—%
Net revenues	409	314	362	30%	13%
Non-interest expenses:
Compensation, commissions and benefits	82	60	76	37%	8%
Non-compensation expenses	157	122	143	29%	10%
Total non-interest expenses	239	182	219	31%	9%
Pre-tax income	$170	$132	$143	29%	19%

	Twelve months ended
$ in millions	September 30, 2026	September 30, 2025	% change
Revenues:
Asset management and related administrative fees:
Managed programs	$909	$769	18%
Administration and other	472	374	26%
Total asset management and related administrative fees	1,381	1,143	21%
Account and service fees	26	23	13%
All other	17	22	(23)%
Net revenues	1,424	1,188	20%
Non-interest expenses:
Compensation, commissions and benefits	282	229	23%
Non-compensation expenses	549	456	20%
Total non-interest expenses	831	685	21%
Pre-tax income	$593	$503	18%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2026	(Unaudited)

Bank

	Three months ended			% change from
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Revenues:
Interest income	$864	$843	$831	2%	4%
Interest expense	(397)	(401)	(359)	(1)%	11%
Net interest income	467	442	472	6%	(1)%
All other	16	17	16	(6)%	—%
Net revenues	483	459	488	5%	(1)%
Non-interest expenses:
Compensation and benefits	49	46	47	7%	4%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	(8)	6	(26)	NM	69%
RJBDP fees to Private Client Group (11)	178	191	185	(7)%	(4)%
All other	84	83	76	1%	11%
Total non-compensation expenses	254	280	235	(9)%	8%
Total non-interest expenses	303	326	282	(7)%	7%
Pre-tax income	$180	$133	$206	35%	(13)%

	Twelve months ended
$ in millions	September 30, 2026	September 30, 2025	% change
Revenues:
Interest income	$3,328	$3,315	—%
Interest expense	(1,447)	(1,600)	(10)%
Net interest income	1,881	1,715	10%
All other	63	61	3%
Net revenues	1,944	1,776	9%
Non-interest expenses:
Compensation and benefits	191	184	4%
Non-compensation expenses:
Bank loan provision/(benefit) for credit losses	(32)	37	NM
RJBDP fees to Private Client Group (11)	738	754	(2)%
All other	322	310	4%
Total non-compensation expenses	1,028	1,101	(7)%
Total non-interest expenses	1,219	1,285	(5)%
Pre-tax income	$725	$491	48%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Segment Results
Fiscal Fourth Quarter of 2026	(Unaudited)

Other (18)

	Three months ended			% change from
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Revenues:
Interest income	$32	$37	$34	(14)%	(6)%
All other	4	—	4	NM	—%
Total revenues	36	37	38	(3)%	(5)%
Interest expense	(40)	(25)	(45)	60%	(11)%
Net revenues	(4)	12	(7)	NM	43%
Non-interest expenses:
Compensation and benefits	29	35	30	(17)%	(3)%
All other	19	17	33	12%	(42)%
Total non-interest expenses	48	52	63	(8)%	(24)%
Pre-tax loss	$(52)	$(40)	$(70)	(30)%	26%

	Twelve months ended
$ in millions	September 30, 2026	September 30, 2025	% change
Revenues:
Interest income	$142	$139	2%
All other	18	7	157%
Total revenues	160	146	10%
Interest expense	(173)	(100)	73%
Net revenues	(13)	46	NM
Non-interest expenses:
Compensation and benefits	119	147	(19)%
All other	61	45	36%
Total non-interest expenses	180	192	(6)%
Pre-tax loss	$(193)	$(146)	(32)%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Bank Segment Selected Key Metrics
Fiscal Fourth Quarter of 2026	(Unaudited)

Bank Segment

	As of			% change from
$ in billions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Total assets	$70.1	$65.3	$70.1	7%	—%
Bank loans, net	$57.5	$51.6	$56.2	11%	2%
Bank deposits	$63.3	$58.9	$63.3	7%	—%

	As of			% change from
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2025	June 30, 2026
Bank loan allowance for credit losses	$384	$452	$398	(15)%	(4)%
Total nonperforming assets	$155	$187	$152	(17)%	2%
Total criticized loans	$634	$660	$593	(4)%	7%

Bank loan allowance for credit losses as a % of total loans held for investment	0.66%	0.88%	0.70%
Bank loan allowance for credit losses on corporate loans as a % of corporate loans held for investment (20)	1.67%	1.88%	1.69%

Nonperforming assets as a % of total assets	0.22%	0.29%	0.22%

Criticized loans as a % of total loans held for investment	1.10%	1.28%	1.05%

	Three months ended			Twelve months ended
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Net interest margin (net yield on interest-earning assets)	2.60%	2.71%	2.71%	2.73%	2.68%

Bank loan provision/(benefit) for credit losses	$(8)	$6	$(26)	$(32)	$37
Net charge-offs	$6	$19	$15	$35	$41

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures

We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provide useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures.

	Three months ended			Twelve months ended
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Net income available to common shareholders	$666	$603	$595	$2,365	$2,130
Non-GAAP adjustments:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	9	6	8	30	31
Other acquisition-related compensation	6	4	—	7	4
Total “Compensation, commissions and benefits” expense	15	10	8	37	35
Communications and information processing	3	2	2	9	2
Professional fees	3	8	5	14	10
Other:
Amortization of identifiable intangible assets (22)	16	10	14	50	41
All other acquisition-related expenses	10	9	3	16	9
Total “Other” expense	26	19	17	66	50
Total pre-tax impact of non-GAAP adjustments related to acquisitions	47	39	32	126	97
Tax effect of non-GAAP adjustments	(10)	(7)	(7)	(27)	(22)
Total non-GAAP adjustments, net of tax	37	32	25	99	75
Adjusted net income available to common shareholders (1)	$703	$635	$620	$2,464	$2,205

Pre-tax income	$862	$731	$750	$3,075	$2,714
Pre-tax impact of non-GAAP adjustments (as detailed above)	47	39	32	126	97
Adjusted pre-tax income (1)	$909	$770	$782	$3,201	$2,811

Compensation, commissions and benefits expense	$2,774	$2,394	$2,579	$10,344	$9,072
Less: Total compensation-related acquisition expenses (as detailed above)	15	10	8	37	35
Adjusted “Compensation, commissions and benefits” expense (1)	$2,759	$2,384	$2,571	$10,307	$9,037

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Pre-tax margin (7)	20.2%	19.6%	19.1%	19.5%	19.3%
Impact of non-GAAP adjustments on pre-tax margin:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	0.2%	0.1%	0.2%	0.2%	0.2%
Other acquisition-related compensation	0.2%	0.1%	—%	—%	—%
Total “Compensation, commissions and benefits” expense	0.4%	0.2%	0.2%	0.2%	0.2%
Communications and information processing	0.1%	0.1%	—%	0.1%	—%
Professional fees	0.1%	0.2%	0.1%	0.1%	0.1%
Other:
Amortization of identifiable intangible assets (22)	0.4%	0.3%	0.4%	0.3%	0.3%
All other acquisition-related expenses	0.1%	0.3%	0.1%	0.1%	0.1%
Total “Other” expense	0.5%	0.6%	0.5%	0.4%	0.4%
Total pre-tax impact of non-GAAP adjustments related to acquisitions	1.1%	1.1%	0.8%	0.8%	0.7%
Adjusted pre-tax margin (1) (7)	21.3%	20.7%	19.9%	20.3%	20.0%

Total compensation ratio (8)	65.0%	64.2%	65.7%	65.5%	64.5%
Less the impact of non-GAAP adjustments on compensation ratio:
Acquisition-related retention (21)	0.2%	0.1%	0.2%	0.2%	0.2%
Other acquisition-related compensation	0.2%	0.1%	—%	—%	—%
Total “Compensation, commissions and benefits” expenses related to acquisitions	0.4%	0.2%	0.2%	0.2%	0.2%
Adjusted total compensation ratio (1) (8)	64.6%	64.0%	65.5%	65.3%	64.3%

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
Earnings per common share (5)	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Basic	$3.46	$3.03	$3.06	$12.13	$10.53
Impact of non-GAAP adjustments on basic earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	0.05	0.03	0.04	0.15	0.15
Other acquisition-related compensation	0.03	0.02	—	0.04	0.02
Total “Compensation, commissions and benefits” expense	0.08	0.05	0.04	0.19	0.17
Communications and information processing	0.02	0.01	0.01	0.05	0.01
Professional fees	0.02	0.04	0.03	0.07	0.05
Other:
Amortization of identifiable intangible assets (22)	0.07	0.05	0.07	0.25	0.20
All other acquisition-related expenses	0.05	0.05	0.02	0.08	0.05
Total “Other” expense	0.12	0.10	0.09	0.33	0.25
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.24	0.20	0.17	0.64	0.48
Tax effect of non-GAAP adjustments	(0.05)	(0.04)	(0.04)	(0.14)	(0.11)
Total non-GAAP adjustments, net of tax	0.19	0.16	0.13	0.50	0.37
Adjusted basic (1)	$3.65	$3.19	$3.19	$12.63	$10.90

Diluted	$3.40	$2.95	$3.01	$11.91	$10.30
Impact of non-GAAP adjustments on diluted earnings per common share:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	0.05	0.03	0.04	0.15	0.15
Other acquisition-related compensation	0.03	0.02	—	0.04	0.02
Total “Compensation, commissions and benefits” expense	0.08	0.05	0.04	0.19	0.17
Communications and information processing	0.02	0.01	0.01	0.05	0.01
Professional fees	0.02	0.04	0.03	0.07	0.05
Other:
Amortization of identifiable intangible assets (22)	0.07	0.05	0.07	0.25	0.20
All other acquisition-related expenses	0.05	0.04	0.02	0.08	0.04
Total “Other” expense	0.12	0.09	0.09	0.33	0.24
Total pre-tax impact of non-GAAP adjustments related to acquisitions	0.24	0.19	0.17	0.64	0.47
Tax effect of non-GAAP adjustments	(0.05)	(0.03)	(0.04)	(0.14)	(0.11)
Total non-GAAP adjustments, net of tax	0.19	0.16	0.13	0.50	0.36
Adjusted diluted (1)	$3.59	$3.11	$3.14	$12.41	$10.66
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

Book value per share	As of
$ in millions, except per share amounts	September 30, 2026	September 30, 2025	June 30, 2026
Total common equity attributable to Raymond James Financial, Inc.	$13,128	$12,424	$12,699
Less non-GAAP adjustments:
Goodwill and identifiable intangible assets, net	2,618	1,847	2,608
Deferred tax liabilities related to goodwill and identifiable intangible assets, net	(235)	(144)	(232)
Tangible common equity attributable to Raymond James Financial, Inc. (1)	$10,745	$10,721	$10,323
Common shares outstanding	192.0	198.1	192.1
Book value per share (10)	$68.38	$62.72	$66.11
Tangible book value per share (1) (10)	$55.96	$54.12	$53.74

Return on common equity	Three months ended			Twelve months ended
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Average common equity (23)	$12,914	$12,302	$12,633	$12,662	$12,035
Impact of non-GAAP adjustments on average common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	5	3	4	14	16
Other acquisition-related compensation	3	2	—	2	1
Total “Compensation, commissions and benefits” expense	8	5	4	16	17
Communications and information processing	1	1	1	4	—
Professional fees	2	4	3	7	3
Other:
Amortization of identifiable intangible assets (22)	8	5	7	23	21
All other acquisition-related expenses	5	5	2	5	1
Total “Other” expense	13	10	9	28	22
Total pre-tax impact of non-GAAP adjustments related to acquisitions	24	20	17	55	42
Tax effect of non-GAAP adjustments	(5)	(4)	(4)	(12)	(10)
Total non-GAAP adjustments, net of tax	19	16	13	43	32
Adjusted average common equity (1) (23)	$12,933	$12,318	$12,646	$12,705	$12,067

Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.	Non-GAAP Financial Measures
Fiscal Fourth Quarter of 2026	(Unaudited)

Reconciliation of non-GAAP financial measures to GAAP financial measures
(Continued from previous page)

	Three months ended			Twelve months ended
$ in millions	September 30, 2026	September 30, 2025	June 30, 2026	September 30, 2026	September 30, 2025
Average common equity (23)	$12,914	$12,302	$12,633	$12,662	$12,035
Less:
Average goodwill and identifiable intangible assets, net	2,613	1,854	2,296	2,179	1,861
Average deferred tax liabilities related to goodwill and identifiable intangible assets, net	(233)	(144)	(190)	(181)	(141)
Average tangible common equity (1) (23)	$10,534	$10,592	$10,527	$10,664	$10,315
Impact of non-GAAP adjustments on average tangible common equity:
Expenses related to acquisitions:
Compensation, commissions and benefits:
Acquisition-related retention (21)	5	3	4	14	16
Other acquisition-related compensation	3	2	—	2	1
Total “Compensation, commissions and benefits” expense	8	5	4	16	17
Communications and information processing	1	1	1	4	—
Professional fees	2	4	3	7	3
Other:
Amortization of identifiable intangible assets (22)	8	5	7	23	21
All other acquisition-related expenses	5	5	2	5	1
Total “Other” expense	13	10	9	28	22
Total pre-tax impact of non-GAAP adjustments related to acquisitions	24	20	17	55	42
Tax effect of non-GAAP adjustments	(5)	(4)	(4)	(12)	(10)
Total non-GAAP adjustments, net of tax	19	16	13	43	32
Adjusted average tangible common equity (1) (23)	$10,553	$10,608	$10,540	$10,707	$10,347

Return on common equity (6)	20.6%	19.6%	18.8%	18.7%	17.7%
Adjusted return on common equity (1) (6)	21.7%	20.6%	19.6%	19.4%	18.3%
Return on tangible common equity (1) (6)	25.3%	22.8%	22.6%	22.2%	20.6%
Adjusted return on tangible common equity (1) (6)	26.6%	23.9%	23.5%	23.0%	21.3%
Please refer to the footnotes at the end of this press release for additional information.

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2026                                 Footnotes

(1)	These are non-GAAP financial measures. See the schedules on the previous pages for a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures and for more information on these measures.

(2)
Domestic Private Client Group net new assets represents domestic Private Client Group client inflows, including dividends and interest, less domestic Private Client Group client outflows, including commissions, advisory fees, and other fees. The domestic Private Client Group net new asset growth — annualized percentage is based on the beginning domestic Private Client Group assets under administration balance for the indicated period.

(3)	On April 30, 2026, we completed our acquisition of Clark Capital Management Group, Inc. (“Clark Capital”), which has been integrated into our Asset Management segment. As of the acquisition date, Clark Capital contributed $36 billion of financial assets under management and $11 billion of non-discretionary assets, representing total client assets of $47 billion.

(4)	Estimated.

(5)
Earnings per common share is computed by dividing net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income available to common shareholders (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. The allocations of earnings and dividends to participating securities were $1 million for each of the three months ended September 30, 2026, June 30, 2026, and September 30, 2025, and $3 million for each of the twelve months ended September 30, 2026 and 2025.

(6)	Return on common equity is computed by dividing annualized net income available to common shareholders by average common equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income available to common shareholders by average tangible common equity for each respective period. Adjusted return on common equity is computed by dividing annualized adjusted net income available to common shareholders by adjusted average common equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income available to common shareholders by adjusted average tangible common equity for each respective period. Tangible common equity is defined as total common equity attributable to Raymond James Financial, Inc. less goodwill and identifiable intangible assets, net of related deferred taxes.

(7)	Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period.

(8)	Total compensation ratio is computed by dividing compensation, commissions and benefits expense by net revenues for each respective period or, in the case of adjusted total compensation ratio, computed by dividing adjusted compensation, commissions and benefits expense by net revenues for each respective period.

(9)
Results for the twelve months ended September 30, 2025 included a $58 million reserve increase associated with the settlement of a legal matter related to bond underwritings for a specific issuer sold to institutional investors between 2013 to 2015. The impact of this settlement was an increase in “Other” expense in the Capital Markets segment of $58 million for the twelve months ended September 30, 2025.

(10)	Book value per share is computed by dividing total common equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period.

(11)
We earn fees from the RJBDP, a multi-bank sweep program in which clients’ cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at our Bank segment, as well as various third-party banks. RJBDP balances swept to our Bank segment are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included in money market and other savings accounts in our net interest disclosures in this release. RJBDP balances swept to third-party banks are not included in our Bank deposits on our Consolidated Statement of Financial Condition given those deposits are held by third-party banks. Fees earned from the RJBDP are included in “Account and service fees” on our Consolidated Statements of Income, and those fees earned by the Private Client Group segment on deposits held by our Bank segment are eliminated in consolidation.

(12)
Our Enhanced Savings Program is a deposit offering in which clients, substantially all within our Private Client Group, deposit cash in a high-yield Raymond James Bank account. ESP balances held at Raymond James Bank as of the respective period end are reflected in Bank deposits on our Consolidated Statement of Financial Condition and the vast majority are included within interest-bearing demand deposits in our net interest disclosures in this release.

(13)	Average yield on RJBDP - third-party banks is computed by dividing annualized RJBDP fees - third-party banks, which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks.

(14)	Loans are presented net of unamortized purchase discounts or premiums, unearned income, deferred origination fees and costs, and charge-offs.

(15)	Securities-based loans included loans collateralized by the borrower’s marketable securities at advance rates consistent with industry standards and, to a lesser extent, the cash surrender value of life insurance policies. An insignificant portion of our securities-based loans portfolio is collateralized by private securities or other financial instruments with a limited trading market.

(16)	The average rate on tax-exempt loans is presented on a taxable-equivalent basis utilizing the applicable federal statutory rates for each respective period.

(17)
The average balance, interest expense, and average rate for “Total bank deposits” included amounts associated with affiliate deposits. Such amounts are eliminated in consolidation and are offset in “All other interest-bearing liabilities” under “All other segments.”

RAYMOND JAMES FINANCIAL, INC.
Fiscal Fourth Quarter of 2026                                 Footnotes

(18)
The Other segment includes interest income on certain corporate cash balances, the results of our private equity investments, which predominantly consist of investments in third-party funds, certain other corporate investing activity, and certain corporate overhead costs of RJF that are not allocated to other segments including the interest costs on our public debt, certain provisions for legal and regulatory matters, and certain acquisition-related expenses.

(19)
PCG recruiting and retention-related compensation includes expenses related to cash and equity awards issued in conjunction with recruiting activities, as retention for existing advisors, or in conjunction with our acquisitions (as further described in footnote 21). Such awards are expensed over the requisite service period (typically between 5 and 10 years).

(20)	Corporate loans included commercial and industrial loans, commercial real estate loans, and real estate investment trust loans.

(21)	Includes acquisition-related compensation expenses primarily arising from equity and cash-based retention awards issued in conjunction with acquisitions. Such retention awards are generally contingent upon the post-closing continuation of service of certain associates who joined the firm as part of such acquisitions and are expensed over the requisite service period.

(22)	Amortization of identifiable intangible assets, which was included in “Other” expense, includes amortization of identifiable intangible assets arising from our acquisitions.

(23)
Average common equity for the quarter-to-date period is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. For the year-to-date period, average common equity is computed by adding the total common equity attributable to Raymond James Financial, Inc. as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five, or in the case of average tangible common equity, computed by adding tangible common equity as of each quarter-end date during the indicated period to the beginning of year total, and dividing by five. Adjusted average common equity is computed by adjusting for the impact on average common equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period.